EXHIBIT 10.23(k)

                  Supplemental Agreement No. 14

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

            Relating to Boeing Model 757-224 Aircraft




     THIS SUPPLEMENTAL AGREEMENT, entered into as of December_17, 1998 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);



     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated as of March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

     WHEREAS, Buyer has requested and Boeing has agreed to revise the terms of the business offer applicable to the Aircraft with respect to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

     Whereas, Buyer and Boeing have mutually agreed to amend the Agreement to incorporate the effects of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.  Table of Contents and Articles:

     Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement No. 14.


2.   Letter Agreements:

     Remove and replace, in its entirety, Letter Agreement No. 6-
1162-GOC-132, "Special Matters" with new Letter Agreement No. 6-
1162-GOC-132R1, "Special Matters" (attached hereto) to incorporate the effect of a revised business offer.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY            CONTINENTAL AIRLINES, INC.



By:_/s/ J. A. McGarvey____    By:   /s/ Brian Davis


Its: Attorney-In-Fact         Its:  Vice President

                       TABLE OF CONTENTS

ARTICLES                                          Page   Revised
                                                           By

ARTICLE 1.   Subject Matter of Sale.............. 1-1    SA#12

ARTICLE 2.   Delivery, Title and Risk of Loss.... 2-1    SA#12

ARTICLE 3.   Price of Aircraft................... 3-1    SA#12

ARTICLE 4.   Taxes............................... 4-1

ARTICLE 5.   Payment............................. 5-1

ARTICLE 6.   Excusable Delay..................... 6-1

ARTICLE 7.   Changes to the Detail Specification. 7-1    SA#4

ARTICLE 8.   Federal Aviation Requirements and
             Certificates ....................... 8-1

ARTICLE 9.   Representatives, Inspection,
             Flights and Test Data............... 9-1

ARTICLE 10.  Assignment, Resale or Lease......... 10-1

ARTICLE 11.  Termination for Certain Events...... 11-1

ARTICLE 12.  Product Assurance; Disclaimer and
             Release; Exclusion of Liabilities;
             Customer Support; Indemnification
             and Insurance....................... 12-1

ARTICLE 13.  Buyer Furnished Equipment and
             Spare Parts......................... 13-1   SA#2

ARTICLE 14.  Contractual Notices and Requests.... 14-1

ARTICLE 15.  Miscellaneous....................... 15-1

Schedule for Delivery of Model 757-224 Aircraft          SA#12

EXHIBITS

EXHIBIT A    Aircraft Configuration ............. A-1    SA#8

EXHIBIT B    Product Assurance Document ......... B-1    SA#2

EXHIBIT C    Customer Support Document .......... C-1    SA#2

EXHIBIT D    Price Adjustments Due to Economic
               Fluctuations - Airframe and
               Engines                            D-1    SA#11

EXHIBIT E    Buyer Furnished Equipment Provisions
             Document ........................... E-1    SA#4

EXHIBIT F    Defined Terms Document ...........   F-1    SA#2


LETTER AGREEMENTS

1783-1            Spare Parts Support                    SA#2

1783-2            Seller Purchased Equipment             SA#2

1783-4            Waiver of Aircraft Demonstration       SA#2
                  Flights

1783-5            Promotional Support                    SA#2

1783-6            Configuration Matters                  SA#2

1783-7            Price Adjustment on Rolls-Royce
                  Engines                                SA#2

1783-8            Spare Parts Provisioning               SA#2

1783-9R1          Escalation Sharing                     SA#10



6-1162-WLJ-359    Aircraft Performance Guarantees        SA#2

6-1162-WLJ-367R5  Disclosure of Confidential Info        SA#9

6-1162-WLJ-369    Additional Considerations              SA#2

6-1162-WLJ-372    Conditions Relating to                 SA#2
                  Purchase Agreement
TABLE OF CONTENTS (Continued)

6-1162-WLJ-380    Performance Guarantees, Demonstrated   SA#2
                  Compliance

6-1162-WLJ-384    [CONFIDENTIAL MATERIAL OMITTED AND     SA#2
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1  Special Purchase Agreement Provisions  SA#4

6-1162-WLJ-393    [CONFIDENTIAL MATERIAL OMITTED AND     SA#2
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-405    Certain Additional Contractual         SA#2
                  Matters

6-1162-WLJ-409    Satisfaction of Conditions Relating    SA#2
                  to the Purchase Agreement

6-1162-WLJ-497    [CONFIDENTIAL MATERIAL OMITTED AND     SA#3
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-RGP-946R1  Special Provisions Relating to         SA#5
                  the Rescheduled Aircraft

6-1162-MMF-289R1  [CONFIDENTIAL MATERIAL OMITTED AND     SA#10
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-319    Special Provisions Relating to         SA#7
                  the Rescheduled Aircraft

6-1162-GOC-132R1  Special Matters                        SA#14

SUPPLEMENTAL AGREEMENTS                Dated as of:

Supplemental Agreement No. 1           April 29, 1993

Supplemental Agreement No. 2           November 4, 1993

Supplemental Agreement No. 3           November 19, 1993

Supplemental Agreement No. 4           March 31, 1995

Supplemental Agreement No. 5           November 30, 1995

Supplemental Agreement No. 6           June 13, 1996

Supplemental Agreement No. 7           July 23, 1996

Supplemental Agreement No. 8           October 27, 1996

Supplemental Agreement No. 9           August 13, 1997

Supplemental Agreement No.10           October 10, 1997

Supplemental Agreement No. 11          July 30, 1998

Supplemental Agreement No. 12          September 29,1998

Supplemental Agreement No. 13          November 16, 1998

Supplemental Agreement No. 14          December 17,1998

December  17, 1998
6-1162-GOC-132R1



CONTINENTAL AIRLINES, INC.
1600 Smith
Houston, Texas  77002


Subject:          Letter Agreement No. 6-1162-GOC-132R1 to
                  Purchase Agreement No. 1783 - Special Matters


Ladies and Gentlemen:

This Letter Agreement amends and supplements Purchase Agreement No. 1783 dated as of March 18, 1993 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 757-224 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-132, dated October 10, 1997.

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Purchase
Agreement.

1.     Credit Memoranda.

       In consideration of Buyer's purchase of Model 757-224 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The 757-224 Credit Memorandum Amount is subject to the same airframe escalation as is used to calculate the Aircraft price at the time of delivery.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.     Option Aircraft.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Increased Gross Weight.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6.     Assignment of Credits.

       Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8.     Confidential Treatment.

       Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-WLJ-367R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.


Very truly yours,

THE BOEING COMPANY



By      /s/ J. A. McGarvey

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  December 17, 1998

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its Vice President